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
                       As filed with the Securities and Exchange Commission on February 7, 2002
                                                                                   Registration No. 333-37662
=============================================================================================================

                                          SECURITIES AND EXCHANGE COMMISSION
                                                WASHINGTON, D.C. 20549
                                                     -------------

                                            POST-EFFECTIVE AMENDMENT NO. 1
                                                          TO
                                                       FORM S-8
                                REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                     -------------

                              NEWPORT NEWS SHIPBUILDING INC. (formerly Purchaser Corp. I)
                              (as successor by merger to Newport News Shipbuilding Inc.)
                              (Exact name of the registrant as specified in its charter)

                        DELAWARE                                                 95-4885329
    (State or other jurisdiction of incorporation or               (I.R.S. employer identification number)
                      organization)
                                                1840 CENTURY PARK EAST
                                                 LOS ANGELES, CA 90067
                                                    (310) 553-6262
 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                                     -------------

                                            NEWPORT NEWS SHIPBUILDING INC.
                                   1997 EMPLOYEE STOCK PURCHASE AND ACCUMULATION PLAN
                                                  (Full title of plan)
                                                     -------------

                                                 John H. Mullan, Esq.
                                             Vice President and Secretary
                                            Newport News Shipbuilding Inc.
                                                1840 Century Park East
                                                 Los Angeles, CA 90067
                                                    (310) 553-6262
         (name, address, including zip code, and telephone number, including area code, of agent for service)
                                                     -------------

                                                    WITH COPIES TO:

                                                 John D. Hussey, Esq.
                                                Michael A. Henry, Esq.
                                        Sheppard, Mullin, Richter & Hampton LLP
                                           333 South Hope Street, 48th Floor
                                                 Los Angeles, CA 90071
                                                    (213) 620-1780



=============================================================================================================
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


         The Registrant hereby withdraws from registration any shares of its Common Stock registered hereby which remain unsold.



                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 7th day of February, 2002.

                             NEWPORT NEWS SHIPBUILDING INC.


                             By:  /s/ John H. Mullan
                                ----------------------------------------
                             Name:     John H. Mullan
                             Title:    Vice President and Secretary


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on February 7, 2002.

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
                         Signature                                                   Title
                         ---------                                                   -----
/s/  Ronald D. Sugar
------------------------------------------------------        Chairman and Chief Executive Officer (Principal
                      Ronald D. Sugar                         Executive Officer)



/s/ Albert F. Myers
------------------------------------------------------        Vice President, Treasurer and Director (Principal
                      Albert F. Myers                         Financial and Accounting Officer)


/s/ John H. Mullan
------------------------------------------------------        Director
                       John H. Mullan


/s/ W. Burks Terry
------------------------------------------------------        Director
                       W. Burks Terry

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